Exhibit 99.1

FOR IMMEDIATE RELEASE
April 20, 2020

TEGNA to Hold Virtual Annual Meeting of Shareholders on April 30

Annual Meeting changed to virtual to align with state guidance and related orders

Tysons, VA – TEGNA Inc. (NYSE: TGNA) today announced that, due to the public health impact of the COVID-19 pandemic and in accordance with state guidance and related orders, it will host its 2020 Annual Meeting of Shareholders virtually, in lieu of an in-person meeting.

The Annual Meeting will be held at 8:00 a.m. Eastern time on April 30, 2020 as previously disclosed in the Notice of Annual Meeting and Proxy Statement dated March 25, 2020. As described in the proxy materials for the Annual Meeting previously distributed, shareholders as of the close of business on March 20, 2020, the Record Date, or proxy holders for such shareholders, are entitled to participate in the Annual Meeting.

You must register in advance to attend the Annual Meeting. Requests for registration to attend the Annual Meeting must be received by TEGNA at www.tegna-2020-annual-meeting-of-shareholders.com no later than 5:00 p.m. Eastern Time, on April 28, 2020. Shareholders should refer to the Company’s “Notice of Change of Location of Annual Meeting of Shareholders to be Held on Thursday, April 30, 2020,” filed today with the Securities and Exchange Commission for instructions as to how to register to attend the Annual Meeting.

TEGNA’s board and management recommend that you vote the GOLD proxy card. TEGNA urges shareholders to vote and submit their proxies in advance of the 2020 Annual Meeting by one of the methods described in the previously provided proxy materials, whether or not they plan to attend the virtual annual meeting. The Company encourages shareholders to submit their proxies by Internet or by telephone, given the circumstances relating to COVID-19. If shareholders have already voted by proxy, they do not need to vote by ballot at the meeting, unless they intend to change their vote. Note that the proxy card and voting instruction form included with the previously provided proxy materials will not be updated to reflect the change from an in-person to a virtual-only meeting and may be used to vote shares in connection with the meeting.

YOUR VOTE IS IMPORTANT, NO MATTER HOW
MANY OR HOW FEW SHARES YOU OWN.

If you have questions about how to vote your shares or need additional copies of the proxy materials, please call the firm assisting us with the solicitation of proxies:

INNISFREE M&A INCORPORATED

Shareholders may call:
1(877) 687-1865 (toll-free from the U.S. and Canada), or
+1(412) 232-3651 (from other countries)

IMPORTANT NOTE: Please simply discard any White proxy cards sent to you by Standard General. If you have already voted using a White proxy card, you can change your vote by using the enclosed GOLD proxy card to vote by telephone, Internet or by mail.
Only your latest-dated vote will count.

Forward Looking Statements
Certain statements in this communication may constitute “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Any forward-looking statements contained herein are subject to a number of risks, trends and uncertainties that could cause actual results or company actions to differ materially from what is expressed or implied by these statements, including risks relating to the coronavirus (COVID-19) pandemic and its effect on U.S. and world financial markets, potential regulatory actions, changes in consumer behaviors and impacts on and modifications to TEGNA’s operations and business relating thereto and TEGNA’s ability to execute on its standalone plan. Other economic, competitive, governmental, technological and other factors and risks that may affect TEGNA’s operations or financial results are discussed in our Annual Report on Form 10-K for the fiscal year ended December 31, 2019, and in subsequent filings with the U.S. Securities and Exchange Commission (the “SEC”). We disclaim any obligation to update these forward-looking statements other than as required by law.

Important Additional Information
TEGNA has filed a definitive proxy statement and form of GOLD proxy card with the SEC in connection with the solicitation of proxies for TEGNA’s 2020 Annual Meeting of shareholders (the “Proxy Statement” and such meeting the “2020 Annual Meeting”). TEGNA, its directors and certain of its executive officers will be participants in the solicitation of proxies from shareholders in respect of the 2020 Annual Meeting. Information regarding the names of TEGNA’s directors and executive officers and their respective interests in TEGNA by security holdings or otherwise is set forth in the Proxy Statement. To the extent holdings of such participants in TEGNA’s securities have changed since the amounts described in the Proxy Statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Additional information can also be found in TEGNA’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, filed with the SEC on March 2, 2020. Details concerning the nominees of TEGNA’s Board of Directors for election at the 2020 Annual Meeting are included in the Proxy Statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF TEGNA ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and shareholders will be able to obtain a copy of the definitive Proxy Statement and other documents filed by TEGNA free of charge from the SEC’s website, www.sec.gov. TEGNA’s shareholders will also be able to obtain, without charge, a copy of the definitive Proxy Statement and other relevant filed documents by directing a request by mail to TEGNA, 8350 Broad Street, Suite 2000, Tysons, VA 22102, or from the TEGNA’s website, https://www.tegna.com.

About TEGNA
TEGNA Inc. (NYSE: TGNA) is an innovative media company that serves the greater good of our communities. Across platforms, TEGNA tells empowering stories, conducts impactful investigations and delivers innovative marketing solutions. With 62 television stations in 51 markets, TEGNA is the largest owner of top 4 affiliates in the top 25 markets among independent station groups, reaching approximately 39 percent of all television households nationwide. TEGNA also owns leading multicast networks Justice Network and Quest. TEGNA Marketing Solutions (TMS) offers innovative solutions to help businesses reach consumers across television, email, social and over-the-top (OTT) platforms, including Premion, TEGNA’s OTT advertising service. For more information, visit www.TEGNA.com.

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For media inquiries, contact:
Anne Bentley
Vice President, Corporate Communications
703-873-6366
abentley@TEGNA.com

George Sard/Stephanie Pillersdorf/Andy Duberstein
Sard Verbinnen & Co.
TEGNA-SVC@SARDVERB.com

For investor inquiries, contact:
Douglas Kuckelman
Head of Investor Relations
703-873-6764
dkuckelman@TEGNA.com